Exhibit 31


                             JOINT FILING AGREEMENT

         In accordance with Rule 13D-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to Shares of common stock, par value $0.01 per share, of Alaris Medical Systems, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 18th day of May, 2004.


                                        /s/ Jeffry M. Picower
                                        ----------------------------------------
                                        Jeffry M. Picower


                                        DECISIONS INCORPORATED


                                        By: /s/ April C. Freilich
                                            ------------------------------------
                                            Name:  April C. Freilich
                                            Title: President


                                        JA SPECIAL PARTNERSHIP LIMITED

                                        By: Decisions Incorporated,
                                            its General Partner


                                        By: /s/ April C. Freilich
                                            ------------------------------------
                                            Name:  April C. Freilich
                                            Title: President


                                        JD PARTNERSHIP, L.P.

                                        By: Decisions Incorporated,
                                            its General Partner


                                        By: /s/ April C. Freilich
                                            ------------------------------------
                                            Name:  April C. Freilich
                                            Title: President